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                                                                    EXHIBIT 10.4

                            THE NEWPORT CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN
                        (As Amended on March 20, 1998)


     This EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is hereby established by NEWPORT CORPORATION (the "Company") effective January 1, 1995 (the "Effective Date"), as amended on May 28, 1997, amended again on March 20, 1998.


                                   ARTICLE I
                              PURPOSE OF THE PLAN
                              -------------------

     1.1  Purpose.  The Company has determined that it is in its best interests
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to provide an incentive to attract and retain employees and to increase employee morale by providing a program through which employees may acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company ("Company Stock"). The Plan is hereby established by the Company to permit employees to subscribe for and purchase directly from the Company shares of the Company Stock at a discount from the market price, and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The provisions of the Plan are to be construed in a manner consistent with the requirements of
Section 423 of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.


                                  ARTICLE II
                                  DEFINITIONS
                                  -----------

     2.1  Compensation.  "Compensation" means the amount indicated on the Form
          ------------
W-2, including any elective deferrals with respect to a plan of the Company qualified under either Section 125 or Section 401(a) of the Internal Revenue Code of 1986, issued to an employee by the Company.

     2.2  Employee.  "Employee" means each person currently employed by the
          --------
Company or any of its operating subsidiaries on a full time basis (persons who average at least thirty hours per week), any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company and any person qualifying as a common law employee of the Company.

     2.3  Effective Date.  "Effective Date" means January 1, 1995.
          --------------

     2.4  5% Owner.  "5% Owner" means an Employee who, immediately after the
          --------
grant of any rights under the Plan, would own Company Stock or hold outstanding options to purchase

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Company Stock possessing 5% or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section, the ownership attribution rules of Code Section 425(d) shall apply.

     2.5  Grant Date.  "Grant Date" means the first day of each Offering Period
          ----------
(January 1, April 1, July 1 and October 1) under the Plan.

     2.6  Participant.  "Participant" means an Employee who has satisfied the
          -----------
eligibility requirements of Section 3.1 and has become a participant in the Plan in accordance with Section 3.2.

     2.7  Plan Year.  "Plan Year" means the twelve consecutive month period
          ---------
ended on December 31.

     2.8  Offering Period.  "Offering Period" means the three consecutive month
          ---------------
periods coinciding with the calendar quarter (January 1 through March 31, April 1 through June 30, July 1 through September 30 and October 1 through December
31) each Plan Year.

     2.9  Purchase Date.  "Purchase Date" means the last day of each Offering
          -------------
Period (March 31, June 30, September 30 or December 31).


                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

     3.1  Eligibility.  Each Employee of the Company who has completed a year of
          -----------
employment with the Company on the Effective Date may become a Participant in the Plan on the Effective Date. All other Employees of the Company may become a participant in the Plan on the Grant Date coincident with or next following his completion of one year of employment with the Company.

     3.2  Participation.  An Employee who has satisfied the eligibility
          -------------
requirements of Section 3.1 may become a Participant in the Plan upon his completion and delivery to the Human Resources Department of the Company of a subscription agreement provided by the Company (the "Subscription Agreement") authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Grant Date coincident with or next following the filing of the Participant's Subscription Agreement and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under
Article VIII or by the filing of a new Subscription Agreement providing for a change in the Participant's payroll deduction rate under Section 5.2.

     3.3  Special Rules.  Under no circumstances shall:
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     (a)  A 5% Owner be granted a right to purchase Company Stock under the
Plan; or

     (b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceeds an amount equal to the Aggregate Maximum. "Aggregate Maximum" means an amount equal to $25,000 worth of Company Stock (determined using the fair market value of such Company Stock at each applicable

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Grant Date) during each Plan Year.


                                  ARTICLE IV
                               OFFERING PERIODS
                               ----------------

     4.1  Offering Periods.  The initial grant of the right to purchase Company
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Stock under the Plan shall commence on the Effective Date and terminate on the next Purchase Date. Thereafter, the Plan shall provide for Offering Periods commencing on each Grant Date and terminating on the next following Purchase Date.


                                   ARTICLE V
                              PAYROLL DEDUCTIONS
                              ------------------

     5.1  Participant Election.  Upon the Subscription Agreement, each
          --------------------
Participant shall designate the amount of payroll deductions to be made from his or her paycheck to purchase Company Stock under the Plan. The amount of payroll deductions shall be designated in whole dollar amounts of Compensation, not to exceed 15% of Compensation for any Plan Year. The amount so designated upon the Subscription Agreement shall be effective as of the next Grant Date and shall continue until terminated or altered in accordance with Section 5.2 below.

     5.2  Changes in Election.  A Participant may terminate participation in the
          -------------------
Plan at any time prior to the close of an Offering Period as provided in Article
VIII. A Participant may decrease the rate of payroll deductions at any time during any Offering Period by completing and delivering to the Human Resources Department of the Company a new Subscription Agreement setting forth the desired change. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the Human Resources Department a new Subscription Agreement setting forth the desired change. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company's payroll practices) following the delivery of the new Subscription Agreement.

     5.3  Participant Accounts.  The Company shall establish and maintain a
          --------------------
separate account ("Account") for each Participant. The amount of each Participant's payroll deductions shall be credited to his Account. No interest will be paid or allowed on amounts credited to a Participant's Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.


                                  ARTICLE VI
                           GRANT OF PURCHASE RIGHTS
                           ------------------------

     6.1  Right to Purchase Shares.  On each Grant Date, each Participant shall
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be granted a right to purchase at the price determined under Section 6.2 that number of whole shares of Company Stock that can be purchased or issued by the Company based upon that price with the amounts held in his Account. In the event that there are amounts held in a Participant's Account

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that are not used to purchase Company Stock, such amounts shall remain in the
Participant's Account and shall be eligible to purchase Company Stock in any subsequent Offering Period.

     6.2  Purchase Price.  The purchase price for any Offering Period shall be
          --------------
the lesser of:

     (a)  85% of the Fair Market Value of Company Stock on the Grant Date; or

     (b)  85% of the Fair Market Value of Company Stock on the Purchase Date.

     6.3  Fair Market Value.  "Fair Market Value" on any given date means the
          -----------------
value of one share of Company Stock, determined as follows:

     (a) If the Company Stock is then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market System or principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on the Nasdaq National Market System or such exchange on the next preceding day on which a sale occurred.

     (b) If the Company Stock is not then listed or admitted to trading on the Nasdaq National Market System or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over-the-counter market on the date of valuation.

     (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.


                                  ARTICLE VII
                               PURCHASE OF STOCK
                               -----------------

     7.1  Purchase of Company Stock.  Absent an election by the Participant to
          -------------------------
terminate and have his or her Account returned, on each Purchase Date, the Plan shall purchase on behalf of each Participant the maximum number of whole shares of Company Stock at the purchase price determined under Section 6.2 above as can be purchased with the amounts held in each Participant's Account. The Plan shall not be required to purchase any fractional shares of Company Stock. In the event that there are amounts held in a Participant's Account that are not used to purchase Company Stock, all such amounts shall be held in the Participant's Account and carried forward to the next Offering Period.

     7.2  Delivery of Company Stock.
          -------------------------

     (a) Company Stock acquired under the Plan may either be issued directly to Participants or may be issued to a contract administrator ("Administrator") engaged by the Company to administer the Plan under Article IX. If the Company Stock is issued in the name of the Administrator, all Company Stock so issued ("Plan Held Stock") shall be held in the name of

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the Administrator for the benefit of the Plan. The Administrator shall maintain accounts for the benefit of the Participants which shall reflect each Participant's interest in the Plan Held Stock. Such accounts shall reflect the number of shares of Company Stock that are being held by the Administrator for the benefit of each Participant.

     (b) Any Participant may elect to have the Company Stock purchased under the Plan from his or her Account be issued directly to the Participant. Any election under this paragraph shall be on the forms provided by the Company and shall be issued in accordance with paragraph (c) below.

     (c) In the event that Company Stock under the Plan is issued directly to a Participant, the Company will deliver to each Participant a stock certificate or certificates issued in his name for the number of shares of Company Stock purchased as soon as practicable after the Purchase Date. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares.


                                 ARTICLE VIII
                                  WITHDRAWAL
                                  ----------

     8.1  In Service Withdrawals.  At any time prior to the Purchase Date of an
          ----------------------
Offering Period, any Participant may withdraw the amounts held in his Account by executing and delivering to the Human Resources Department for the Company written notice of withdrawal on the form provided by the Company. In such a case, the entire balance of the Participant's Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, that Participant shall cease to participate in the Plan for the remainder of the Offering Period in which the notice is given. Any Employee who has withdrawn under this Section shall be excluded from participation in the Plan for the remainder of the Offering Period and the next succeeding Offering Period, but may then be reinstated as a Participant for a subsequent Offering Period by executing and delivering a new Subscription Agreement to the Committee.

     8.2  Termination of Employment.
          -------------------------

     (a) In the event that a Participant's employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant's Account shall be paid to the Participant or his beneficiary, without interest.

     (b) A Participant may file a written designation of a beneficiary who is to receive any shares of Company Stock purchased under the Plan or any cash from the Participant's Account in the event of his or her death subsequent to a Purchase Date, but prior to delivery of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of his death prior to a Purchase Date under paragraph (a) above.

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     (c)  Any beneficiary designation under paragraph (b) above may be changed by the Participant at any time by written notice. In the event of the death of a Participant, the Committee may rely upon the most recent beneficiary designation it has on file as being the appropriate beneficiary. In the event of the death of a Participant and no valid beneficiary designation exists or the beneficiary has predeceased the Participant, the Committee shall deliver any cash or shares of Company Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Committee, the Committee, in its sole discretion, may deliver such shares of Company Stock or cash to the spouse or any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.


                                  ARTICLE IX
                              PLAN ADMINISTRATION
                              -------------------

     9.1  Plan Administration.
          -------------------

     (a) Authority to control and manage the operation and administration of the Plan shall be vested in the Board of Directors (the "Board") for the Company, or a committee ("Committee") thereof. The Board or Committee shall have all powers necessary to supervise the administration of the Plan and control its operations.

     (b) In addition to any powers and authority conferred on the Board or Committee elsewhere in the Plan or by law, the Board or Committee shall have the following powers and authority:

          (i) To designate agents to carry out responsibilities relating to the Plan;

          (ii) To administer, interpret, construe and apply this Plan and to answer all questions which may arise or which may be raised under this Plan by a Participant, his beneficiary or any other person whatsoever;

          (iii) To establish rules and procedures from time to time for the conduct of its business and for the administration and effectuation of its responsibilities under the Plan; and

          (iv) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate, or convenient for the operation of the Plan.

     (c) Any action taken in good faith by the Board or Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his beneficiaries. All discretionary powers conferred upon the Board shall be absolute.

     9.2  Limitation on Liability.  No Employee of the Company nor member of the
          -----------------------
Board or Committee shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any other Employee of the Company with

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duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person's conduct in the performance of his duties under the Plan.


                                   ARTICLE X
                                 COMPANY STOCK
                                 -------------

     10.1  Limitations on Purchase of Shares.  The maximum number of shares of
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Company Stock that shall be made available for sale under the Plan shall be
650,000 shares, subject to adjustment under Section 10.4 below. The shares of Company Stock to be sold to Participants under the Plan will be either purchased in broker's transactions in accordance with the requirements of federal securities laws or issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable or purchasable pursuant to rights granted pursuant to Section 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each participant affected thereby and any unused payroll deductions shall be returned to such participant if necessary.

     10.2  Voting Company Stock.  The Participant will have no interest or
           --------------------
voting right in shares to be purchased under Section 6.1 of the Plan until such shares have been purchased.

     10.3  Registration of Company Stock.  Shares to be delivered to a
           -----------------------------
Participant under the Plan will be registered in the name of the Participant unless designated otherwise by the Participant.

     10.4  Changes in Capitalization of the Company.  Subject to any required
           ----------------------------------------
action by the shareholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the Purchase Price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin-off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors for the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.

     10.5  Merger of Company.  In the event that the Company at any time
           -----------------
proposes to merge into, consolidate with or to enter into any other reorganization pursuant to which the Company is not the surviving entity (including the sale of substantially all of its assets or a "reverse" merger in which the Company is the surviving entity), the Plan shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of rights theretofore granted, or the substitution for such rights of new rights covering the shares of a successor corporation, with appropriate adjustments as to number and kind of shares and

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prices, in which event the Plan and the rights theretofore granted or the new rights substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuance of the Plan and the assumption of rights theretofore granted or the substitution for such rights of new rights covering the shares of a successor corporation, then the Board of Directors or its committee shall cause written notice of the proposed transaction to be given to the persons holding rights not less than 10 days prior to the anticipated effective date of the proposed transaction, and, concurrent with the effective date of the proposed transaction, such rights shall be exercised automatically in accordance with Section 7.1 as if such effective date were a Purchase Date of the applicable Offering Period unless a Participant withdraws from the Plan as provided in Section 8.1.


                                  ARTICLE XI
                             MISCELLANEOUS MATTERS
                             ---------------------

     11.1  Amendment and Termination.  The Plan shall terminate on December 31,
           -------------------------
2004. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Upon termination of the Plan, all benefits shall become payable immediately. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without prior approval of the shareholders of the Company if such amendment would:

     (a) Increase the number of shares of Company Stock that may be issued under the Plan;

     (b) Materially modify the requirements as to eligibility for participation in the Plan; or

     (c) Materially increase the benefits which accrue to Participants under the Plan.

     11.2  Shareholder Approval.  Continuance of the Plan and the effectiveness
           --------------------
of any right granted hereunder shall be subject to approval by the shareholders of the Company, within twelve months before or after the date the Plan is adopted by the Board.

     11.3  Benefits Not Alienable.  Benefits under the Plan may not be assigned
           ----------------------
or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with
Article VIII.

     11.4  No Enlargement of Employee Rights.  This Plan is strictly a voluntary
           ---------------------------------
undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

     11.5  Governing Law.  To the extent not preempted by Federal law, all legal
           -------------
questions pertaining to the Plan shall be determined in accordance with the laws of the State of California.

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     11.6  Non-business Days.  When any act under the Plan is required to be
           -----------------
performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with Section 6.3.

     11.7  Compliance With Securities Laws.  Notwithstanding any provision of
           -------------------------------
the Plan, the Committee shall administer the Plan in such a way to insure that the Plan at all times complies with any requirements of Federal Securities Laws. For example, affiliates may be required to make irrevocable elections in accordance with the rules set forth under Section 16b-3 of the Securities Exchange Act of 1934.

     IN WITNESS WHEREOF, NEWPORT CORPORATION has caused this instrument to become effective as of January 1, 1995, as amended on May 28, 1997, amended again on March 20, 1998.


                                NEWPORT CORPORATION


                                By:  /s/ Robert C. Hewitt
                                     -------------------------------------------
                                     Robert C. Hewitt
                                     Vice President, Chief Financial Officer and
                                     Secretary

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